Exhibit 99.2

First Quarter 2008

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2008

Contact: Sara Grootwassink Executive Vice President and Chief Financial Officer E-mail: sgrootwassink@writ.com	6110 Executive Boulevard Suite 800 Rockville, MD 20852 (301) 984-9400 (301) 984-9610 fax

Company Background and Highlights

First Quarter 2008

Washington Real Estate Investment Trust (the "Company") is a self-administered, self-managed, equity real estate investment trust (REIT) investing in income-producing properties in the greater Washington metropolitan region. WRIT is diversified, as it invests in multifamily, retail, industrial/flex, office, and medical office properties.

During first quarter 2008, WRIT focused on strengthening its balance sheet and maintaining its high occupancy levels, while achieving strong rental rate growth.

This quarter, WRIT increased its borrowing capacity, refinanced its only debt maturity during 2008, paid down a portion of its line outstandings, and announced its 185th consecutive quarterly dividend at equal or increasing rates. In January, WRIT exercised a portion of the accordion feature on one of its unsecured revolving credit facilities. WRIT's total borrowing capacity was increased to $337 million at a rate of LIBOR plus 0.425%. In February, WRIT completed an extinguishment of debt on $60 million of 10-year Mandatory Par Put Remarketed Securities ("MOPPRS"), resulting in an $8.4 million non-recurring charge. WRIT issued a $100 million 2-year term loan, which was swapped for a fixed rate of 4.45% to refinance the maturing 6.74% debt. The remaining proceeds were used to refinance a portion of line outstandings. By extinguishing the debt, WRIT estimates it will save approximately $5.6 million of interest expense in the first two years alone.

For the third consecutive quarter, WRIT successfully maintained its core occupancy level above 95%. Compared to first quarter 2007, core occupancy increased 150 bps to 95.3%. The greatest core occupancy gains were achieved in the office and multifamily sectors, which increased 280 bps to 95.4% and 210 bps to 92.7%, respectively. Rental rates on new and renewed leases increased 16.4% in the commercial portfolio. Residential rental rates increased 2.4%.

During the last year, WRIT completed several ground-up development projects for a total investment of $180 million. In second quarter 2007, WRIT completed base construction on Dulles Station, a 180,000 square foot development project of Class A office and retail space located in Herndon, VA. The building, prominently visible from the Dulles Toll Road, is part of a mixed-use development which will include 1,095 multifamily units and 56,000 square feet of retail and restaurant space.

In fourth quarter 2007, WRIT completed construction at Bennett Park. Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,800 square feet of retail space. The property was 39% leased at quarter-end.

This quarter WRIT began delivering units at The Clayborne Apartments. The Clayborne is a ground-up development project in Alexandria, VA, adjacent to our 800 South Washington retail property. The project consists of a 74-unit Class A apartment building that will include 2,700 square feet of additional retail space. The property was 15% leased at quarter-end.

On February 22, 2008, WRIT acquired 6100 Columbia Park Road, a 150,000 square foot industrial warehouse in Landover, Maryland for $11.2 million. The property is located inside the Capital Beltway adjacent to Route 50, between Interstate 95/495 and the Baltimore-Washington Parkway/MD 295. Upon acquisition, the property was 78% leased. With lease stabilization, the second-year cash return is expected to be 8.2%. The acquisition was funded with cash from operations and borrowings on WRIT's line of credit.

On February 28, 2008, WRIT entered into an agreement to acquire Lansdowne Medical Office Building, a five-story, 85,300 square foot medical office development currently under construction, for $19.5 million. The project is located at the intersection of Riverside Parkway and Lansdowne Boulevard in Loudoun County, Virginia, directly across from Inova Loudoun Hospital. WRIT will purchase the property upon completion of the base building, estimated to be in the first quarter of 2009.

As of March 31, 2008, WRIT owns a diversified portfolio of 91 properties consisting of 14 retail centers, 26 office properties, 16 medical office properties, 24 industrial/flex properties, 11 multi-family properties and land for development. WRIT’s dividends have increased every year for 37 consecutive years and its FFO per share has increased every year for 35 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

MARYLAND
VIRGINIA
WASHINGTON, D.C.
Capital Beltway
Capital Beltway
270
95
495
495
495
66
66
95
Our Portfolio
Office Buildings
Medical Office
Multifamily
Retail Centers
Industrial/Flex

Net Operating Income Contribution by Sector – First Quarter 2008

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

First Quarter 2008 Acquisitions

6100 Columbia Park Road Landover, MD	Lansdowne Medical Office (Development) Loudoun County, VA

Supplemental Financial and Operating Data

Table of Contents

March 31, 2008

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of March 31, 2008	21

Growth and Strategy
2008 Acquisition and Disposition Summary	22
2008 Development Summary	23

Appendix
Schedule of Properties	24-25
Supplemental Definitions	26

Certain statements discussed in this Supplemental regarding anticipated operating results and future events are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although such statements and projections are based upon what we believe to be reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include changes in the economy, the successful and timely completion of acquisitions, changes in interest rates, leasing activities and other risks associated with the commercial real estate business and as detailed in our filings from time to time with the Securities and Exchange Commission.

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

	Three Months Ended
OPERATING RESULTS	03/31/08		12/31/07	09/30/07	06/30/07	03/31/07
Real estate rental revenue	$70,278		$67,528	$65,020	$63,255	$59,852
Real estate expenses	(23,133)		(21,271)	(20,395)	(19,542)	(18,706)

	47,145		46,257	44,625	43,713	41,146

Real estate depreciation and amortization	(20,525)		(18,998)	(18,019)	(16,632)	(16,126)

Income from real estate	26,620		27,259	26,606	27,081	25,020

Other income	238		480	357	420	618
Other income from life insurance proceeds	—		—	—	—	1,303
Loss on extinguishment of debt	(8,449)		—	—	—	—
Interest expense	(17,664)		(16,400)	(15,824)	(15,298)	(14,384)
General and administrative	(3,080)		(3,675)	(3,174)	(5,367)	(2,883)

Income (loss) from continuing operations	(2,335)		7,664	7,965	6,836	9,674

Discontinued operations:
Income from operations of properties held for sale	847		778	1,403	1,501	1,038
Gain on sale of real estate investment	—		—	25,022	—	—

Income from discontinued operations	847		778	26,425	1,501	1,038

Net Income (loss)	$(1,488)		$8,442	$34,390	$8,337	$10,712

Per Share Data
Net Income	$(0.03)		$0.18	$0.73	$0.18	$0.24

Fully diluted weighted average shares outstanding	46,819		46,822	46,802	45,658	45,153

Percentage of Revenues:
Real estate expenses	32.9%		31.5%	31.4%	30.9%	31.3%
General and administrative	4.4%		5.4%	4.9%	8.5%	4.8%

Ratios:
EBITDA / Interest expense	2.1 x	(1)	2.7 x	2.7 x	2.6 x	2.8 x

Income from continuing operations/Total real estate revenue	-3.3	% (1)	11.3%	12.3%	10.8%	16.2%
Net income/Total real estate revenue	-2.1	% (1)	12.5%	52.9%	13.2%	17.9%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

(1)	Includes the impact of the loss on extinguishment of debt of $8.4 million in the first quarter of 2008

Consolidated Balance Sheets

(In thousands)

(unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007
Assets
Land	$336,710	$328,951	$334,484	$322,733	$312,550
Income producing property	1,674,319	1,635,169	1,496,731	1,448,874	1,369,005

	2,011,029	1,964,120	1,831,215	1,771,607	1,681,555
Accumulated depreciation and amortization	(349,926)	(331,991)	(315,444)	(299,494)	(284,750)

Net income producing property	1,661,103	1,632,129	1,515,771	1,472,113	1,396,805
Development in progress, including land held for development	58,784	98,321	138,093	151,393	136,831

Total real estate held for investment, net	1,719,887	1,730,450	1,653,864	1,623,506	1,533,636
Investment in real estate held for sale, net	23,614	23,843	23,382	52,907	52,912
Cash and cash equivalents	12,858	21,488	9,919	8,133	7,305
Restricted cash	7,637	6,030	46,002	6,835	5,143
Rents and other receivables, net of allowance for doubtful accounts	39,008	36,595	34,520	34,359	32,045
Prepaid expenses and other assets	87,515	78,517	76,689	68,179	70,111
Other assets related to properties sold or held for sale	1,679	1,403	1,425	3,276	3,488

Total Assets	$1,892,198	$1,898,326	$1,845,801	$1,797,195	$1,704,640

Liabilities and Shareholders’ Equity
Notes payable	$918,783	$879,123	$879,094	$879,064	$879,035
Mortgage notes payable	251,539	252,484	253,500	254,324	228,367
Lines of credit/short-term note payable	174,500	192,500	128,500	95,500	91,200
Accounts payable and other liabilities	57,590	63,543	65,228	66,223	52,096
Advance rents	9,383	9,552	6,424	6,544	6,644
Tenant security deposits	10,462	10,487	9,961	10,262	9,395
Other liabilities related to properties sold or held for sale	417	317	358	1,360	1,502

Total Liabilities	1,422,674	1,408,006	1,343,065	1,313,277	1,268,239

Minority interest	3,786	3,776	5,593	1,776	1,758

Shareholders’ Equity

Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	468	468	467	467	451
Additional paid-in capital	563,174	561,492	560,695	560,276	501,325
Distributions in excess of net income	(96,660)	(75,416)	(64,019)	(78,601)	(67,133)
Accumulated other comprehensive income (loss)	(1,244)	—	—	—	—

Total Shareholders’ Equity	465,738	486,544	497,143	482,142	434,643

Total Liabilities and Shareholders’ Equity	$1,892,198	$1,898,326	$1,845,801	$1,797,195	$1,704,640

Total Debt / Total Market Capitalization	0.46:1	0.47:1	0.44:1	0.44:1	0.42:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Funds From Operations(1)
Net Income (loss)	$(1,488)	$8,442	$34,390	$8,337	$10,712
Real estate depreciation and amortization	20,525	18,998	18,019	16,632	16,126
Other income from life insurance proceeds	—	—	—	—	(1,303)
Discontinued operations:
Gain on sale			(25,022)	—	—
Real estate depreciation and amortization	—	87	266	248	649

Funds From Operations (FFO)	$19,037	$27,527	$27,653	$25,217	$26,184

FFO per share - basic	$0.41	$0.59	$0.59	$0.55	$0.58
FFO per share - fully diluted	$0.41	$0.59	$0.59	$0.55	$0.58

FFO per share - fully diluted, excluding loss on extinguishment of debt	$0.59	$0.59	$0.59	$0.55	$0.58

Funds Available for Distribution(2)
Tenant Improvements	(2,110)	(5,026)	(4,215)	(5,185)	(2,161)
External and Internal Leasing Commissions Capitalized	(2,023)	(1,613)	(1,159)	(1,165)	(2,068)
Recurring Capital Improvements	(2,116)	(3,899)	(2,635)	(3,425)	(1,936)
Straight-Line Rent, Net	(744)	(957)	(988)	(1,088)	(1,171)
Non-real estate depreciation and amortization	1,000	1,011	987	824	750
Amortization of lease intangibles, net	(506)	(191)	(315)	(280)	(595)
Amortization and expensing of restricted share and unit compensation	699	850	882	1,574	782
Other	—	—	102	1,201	—

Funds Available for Distribution (FAD)	$13,237	$17,702	$20,312	$17,673	$19,785

Total Dividends Paid	$19,724	$19,723	$19,716	$19,716	$18,581

Average shares - basic	46,623	46,604	46,596	45,490	44,931
Average shares - fully diluted	46,819	46,822	46,802	45,658	45,153

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	03/31/08	12/31/07	09/30/07	06/30/07	03/31/07
EBITDA(1)

Net income (loss)	$(1,488)	$8,442	$34,390	$8,337	$10,712
Add:
Interest expense	17,664	16,400	15,824	15,298	14,376
Real estate depreciation and amortization	20,525	19,085	18,285	16,880	16,775
Non-real estate depreciation	276	277	261	202	136
Less:
Gain on sale of real estate			(25,022)	—	—
Other income	(238)	(480)	(357)	(420)	(1,921)

EBITDA	$36,739	$43,724	$43,381	$40,297	$40,078

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2008	2007	2007	2007	2007
Balances Outstanding

Secured
Conventional fixed rate	$251,539	$252,484	$253,500	$254,323	$228,367

Secured total	251,539	252,484	253,500	254,323	228,367

Unsecured
Fixed rate bonds and notes	918,783	879,123	879,094	879,064	879,035
Credit facility	174,500	192,500	128,500	95,500	91,200

Unsecured total	1,093,283	1,071,623	1,007,594	974,564	970,235

Total	$1,344,822	$1,324,107	$1,261,094	$1,228,887	$1,198,602

Average Interest Rates

Secured
Conventional fixed rate	5.8%	5.8%	5.8%	5.8%	5.9%

Secured total	5.8%	5.8%	5.8%	5.8%	5.9%

Unsecured
Fixed rate bonds	4.5%	5.2%	5.2%	5.2%	5.2%
Credit facilities	5.1%	5.4%	5.9%	5.8%	5.8%

Unsecured total	4.6%	5.2%	5.3%	5.3%	5.3%

Average	4.9%	5.3%	5.4%	5.4%	5.4%

Note: The current balance outstanding of the fixed rate bonds and notes is shown net of discounts/premiums in the amount of $1,217,033.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2008	$3,112	$—	$—	$3,112	5.4%
2009	54,285	—	—	54,285	7.0%
2010	25,973	100,000	122,500	248,473	4.9%
2011	13,339	150,000	52,000	215,339	5.7%
2012	21,088	50,000	—	71,088	5.0%
2013	106,039	60,000	—	166,039	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
2016	553	—	—	553	5.5%
Thereafter	6,893	310,000	—	316,893	4.5%

Total maturities	$251,539	$920,000	$174,500	$1,346,039	4.9%

Weighted average maturity = 7.6 years

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
Market Data

Shares Outstanding	46,716		46,682		46,669		46,665		45,045
Market Price per Share	$33.42		$31.41		$33.18		$34.00		$37.42
Equity Market Capitalization	$1,561,249		$1,466,282		$1,548,477		$1,586,610		$1,685,584

Total Debt	$1,344,822		$1,324,107		$1,261,094		$1,228,888		$1,198,602
Total Market Capitalization	$2,906,071		$2,790,389		$2,809,571		$2,815,498		$2,884,186

Total Debt to Market Capitalization	0.46:1		0.47:1		0.44:1		0.44:1		0.42:1

Earnings to Fixed Charges(1)	0.8	x(3)	1.3	x	1.4	x	1.3	x	1.5	x
Debt Service Coverage Ratio(2)	1.9	x(3)	2.5	x	2.6	x	2.5	x	2.6	x

Dividend Data
Total Dividends Paid	$19,724		$19,723		$19,716		$19,716		$18,581
Common Dividend per Share	$0.4225		$0.4225		$0.4225		$0.4225		$0.4125
Payout Ratio (FFO per share basis)	103.0%		71.6%		71.6%		76.8%		71.1%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	Includes the impact of the loss on extinguishment of debt of $8.4 million and write off of related note premium in the first quarter of 2008.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2008 vs. 2007

Cash Basis

Sector	First Quarter(1)
	NOI Growth	Rental Rate Growth
Multifamily	5.4%	2.5%
Office Buildings	6.6%	2.5%
Medical Office Buildings	1.5%	3.4%
Retail Centers	6.9%	3.5%
Industrial / Flex Properties	6.0%	3.1%

Overall Core Portfolio	5.8%	2.9%

GAAP Basis

Sector	First Quarter(1)
	NOI Growth	Rental Rate Growth
Multifamily	5.3%	2.4%
Office Buildings	3.0%	1.1%
Medical Office Buildings	-2.5%	1.8%
Retail Centers	-0.7%	-0.1%
Industrial / Flex Properties	9.1%	2.2%

Overall Core Portfolio	2.8%	1.4%

[1]	Non-core properties were:

2007 sold properties—Maryland Trade Centers I and II.

2007 & 2008 held for sale properties—Sullyfield Center and The Earhart Building.

2007 acquisitions—270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II, and 2000 M Street.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended March 31,
	2008	2007	% Change
Cash Basis:
Multifamily	$4,795	$4,548	5.4%
Office Buildings	15,697	14,719	6.6%
Medical Office Buildings	5,083	5,006	1.5%
Retail Centers	8,201	7,673	6.9%
Industrial/Flex	7,079	6,675	6.0%

	$40,855	$38,621	5.8%

GAAP Basis:
Multifamily	$4,797	$4,555	5.3%
Office Buildings	15,833	15,375	3.0%
Medical Office Buildings	5,083	5,215	-2.5%
Retail Centers	8,374	8,435	-0.7%
Industrial/Flex	7,245	6,638	9.1%

	$41,332	$40,218	2.8%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended March 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,435	$24,267	$7,335	$10,646	$9,619	$—	$60,302
Non-core—acquired and in development [1]	379	5,435	3,399	—	763	—	9,976

Total	8,814	29,702	10,734	10,646	10,382	—	70,278

Real estate expenses
Core Portfolio	3,638	8,434	2,252	2,272	2,374	—	18,970
Non-core—acquired and in development [1]	607	2,111	1,258	—	187	—	4,163

Total	4,245	10,545	3,510	2,272	2,561	—	23,133

Net Operating Income (NOI)
Core Portfolio	4,797	15,833	5,083	8,374	7,245	—	41,332
Non-core—acquired and in development [1]	(228)	3,324	2,141	—	576	—	5,813

Total	$4,569	$19,157	$7,224	$8,374	$7,821	$—	$47,145

Core Portfolio NOI GAAP Basis (from above)	$4,797	$15,833	$5,083	$8,374	$7,245	$—	$41,332
Straight-line revenue, net for core properties	(3)	(144)	(23)	(23)	(216)	—	(409)
FAS 141 Min Rent	—	3	23	(153)	45	—	(82)
Amortization of lease intangibles for core properties 1	1	5	—	3	5	—	14

Core portfolio NOI, Cash Basis	$4,795	$15,697	$5,083	$8,201	$7,079	$—	$40,855

Reconciliation of NOI to Net Income (loss)
Total NOI	$4,569	$19,157	$7,224	$8,374	$7,821	$—	$47,145
Other income	—	—	—	—	—	238	238
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(913)	(852)	(1,408)	(335)	(245)	(13,911)	(17,664)
Depreciation and amortization	(3,025)	(9,013)	(3,512)	(1,829)	(2,962)	(184)	(20,525)
General and administrative	—	—	—	—	—	(3,080)	(3,080)
Discontinued Operations[2]	—	—	—	—	847	—	847
Loss on extinguishment of debt	—	—	—	—	—	(8,449)	(8,449)

Net Income (loss)	$631	$9,292	$2,304	$6,210	$5,461	$(25,386)	$(1,488)

[1]	Non-core acquired and in development properties:

2007 in development—Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions—270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

2008 acquisitions—6100 Columbia Park Road.

[2]	Discontinued operations include: Sold Properties—Maryland Trade Center I and II, and Held For Sale Properties—Sullyfield Center and The Earhart Building.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended March 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,173	$23,212	$7,433	$10,689	$9,060	$—	$58,567
Non-core—acquired and in development [1]	—	627	268	—	390	—	1,285

Total	8,173	23,839	7,701	10,689	9,450	—	59,852

Real estate expenses
Core Portfolio	3,618	7,837	2,218	2,254	2,422	—	18,349
Non-core—acquired and in development [1]	—	159	93	—	105	—	357

Total	3,618	7,996	2,311	2,254	2,527	—	18,706

Net Operating Income (NOI)
Core Portfolio	4,555	15,375	5,215	8,435	6,638	—	40,218
Non-core—acquired and in development [1]	—	468	175	—	285	—	928

Total	$4,555	$15,843	$5,390	$8,435	$6,923	$—	$41,146

Core Portfolio NOI GAAP Basis (from above)	$4,555	$15,375	$5,215	$8,435	$6,638	$—	$40,218
Straight-line revenue, net for core properties	(7)	(480)	(78)	(491)	(31)	—	(1,087)
FAS 141 Min Rent	—	(180)	(131)	(274)	64	—	(521)
Amortization of lease intangibles for core properties	—	4	—	3	4	—	11

Core portfolio NOI, Cash Basis	$4,548	$14,719	$5,006	$7,673	$6,675	$—	$38,621

Reconciliation of NOI to Net Income
Total NOI	$4,555	$15,843	$5,390	$8,435	$6,923	$—	$41,146
Other income	—	—	—	—	—	618	618
Other income from life insurance proceeds	—	—	—	—	—	—	—
Interest expense	(913)	(857)	(1,045)	(336)	(250)	(10,983)	(14,384)
Depreciation and amortization	(1,596)	(6,839)	(2,808)	(1,954)	(2,810)	(119)	(16,126)
General and administrative	—	—	—	—	—	(2,883)	(2,883)
Discontinued Operations[2]	—	589	—	—	449	—	1,038
Other income from life insurance proceeds	—	—	—	—	—	1,303	1,303

Net Income	$2,046	$8,736	$1,537	$6,145	$4,312	$(12,064)	$10,712

[1]	Non-core acquired and in development properties were:

2007 in development—Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions—270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II, and 2000 M Street.

[2]	Discontinued operations include: Sold Properties—Maryland Trade Center I and II, and Held For Sale Properties—Sullyfield Center and The Earhart Building.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q1 2008 vs. Q1 2007

GAAP Basis

	Core Portfolio		All Properties
Sector	1st QTR 2008	1st QTR 2007	1st QTR 2008	1st QTR 2007
Multifamily	92.7%	90.6%	79.6%	90.6%
Office Buildings	95.4%	92.6%	95.5%	92.8%
Medical Office Buildings	98.4%	99.2%	97.9%	99.2%
Retail Centers	95.3%	94.6%	95.3%	94.6%
Industrial / Flex Properties	95.0%	95.1%	93.8%	94.2%

Overall Portfolio	95.3%	93.8%	93.0%	93.7%

Commercial Leasing Summary

Three months ended 3/31/08

	1st Quarter 2008
Gross Leasing Square Footage
Office Buildings	150,363
Medical Office Buildings	12,712
Retail Centers	17,401
Industrial Centers	89,086

Total	269,562

Weighted Average Term (yrs)
Office Buildings	4.9
Medical Office Buildings	5.6
Retail Centers	4.9
Industrial Centers	4.5

Total	4.8

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$32.21	$33.15
Medical Office Buildings	29.35	30.13
Retail Centers	22.65	24.28
Industrial Centers	15.51	15.93

Total	$25.94	$26.74

Rate on new and renewal leases
Office Buildings	$38.03	$36.29
Medical Office Buildings	34.55	32.40
Retail Centers	27.72	25.96
Industrial Centers	16.79	15.71

Total	$30.18	$28.64

Percentage Increase
Office Buildings	18.09%	9.48%
Medical Office Buildings	17.69%	7.53%
Retail Centers	22.36%	6.90%
Industrial Centers	8.25%	-1.40%

Total	16.36%	7.08%

Commercial Leasing Summary

Continued from previous page

Three months ended 3/31/08

	1st Quarter 2008
	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,086,710	$7.23
Medical Office Buildings	107,795	8.48
Retail Centers	—	—
Industrial Centers	327,875	3.68

Subtotal	$1,522,380	$5.65

	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$1,059,853	$7.05
Medical Office Buildings	51,382	4.04
Retail Centers	25,150	1.45
Industrial Centers	167,280	1.88

Subtotal	$1,303,665	$4.84

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,146,563	$14.28
Medical Office Buildings	159,177	12.52
Retail Centers	25,150	1.45
Industrial Centers	495,155	5.56

Total	$2,826,045	$10.48

10 Largest Tenants—Based on Annualized Rent

March 31, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	44	4.31%	210,354	2.09%
Sunrise Assisted Living, Inc.	1	66	2.51%	184,202	1.83%
General Services Administration	8	23	1.99%	256,038	2.55%
INOVA Health System Hospital	6	32	1.52%	93,038	0.93%
URS Corporation	1	69	1.38%	97,208	0.97%
Lafarge North America, Inc.	1	28	1.32%	80,610	0.80%
George Washington University	2	67	1.15%	77,538	0.77%
Westat, Inc.	2	30	0.92%	83,549	0.83%
Sun Microsystems, Inc.	1	45	0.91%	65,443	0.65%
United Communications Group, L.P.	1	2	0.87%	63,441	0.63%

Total/Weighted Average		41	16.88%	1,211,421	12.05%

Industry Diversification

March 31, 2008

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$46,015,955	22.31%	1,966,464	19.55%
Ambulatory Health Care Services	38,514,391	18.67%	1,317,184	13.10%
Credit Intermediation and Related Activities	15,275,657	7.41%	423,976	4.22%
Executive, Legislative & Other General Government	8,342,144	4.04%	423,309	4.21%
Religious, Grantmaking, Civic, Professional	6,464,284	3.13%	208,545	2.07%
Nursing and Residential Care Facilities	5,720,577	2.77%	209,671	2.09%
Food Services and Drinking Places	5,538,900	2.69%	222,165	2.21%
Educational Services	5,263,671	2.55%	210,165	2.09%
Administrative and Support Services	5,241,229	2.54%	379,686	3.78%
Food and Beverage Stores	4,058,405	1.97%	254,796	2.53%
Furniture and Home Furnishing Stores	3,736,606	1.81%	235,933	2.35%
Specialty Trade Contractors	3,637,465	1.76%	413,161	4.11%
Miscellaneous Store Retailers	3,572,776	1.73%	263,571	2.62%
Merchant Wholesalers-Durable Goods	3,495,214	1.69%	373,404	3.71%
Nonmetallic Mineral Product Manufacturing	3,082,484	1.49%	119,474	1.19%
Broadcasting (except Internet)	3,005,968	1.46%	87,939	0.87%
Personal and Laundry Services	2,819,676	1.37%	131,962	1.31%
Publishing Industries (except Internet)	2,517,873	1.22%	92,808	0.92%
Health & Personal Care Services	2,311,507	1.12%	80,881	0.80%
Miscellaneous Manufacturing	2,286,756	1.11%	243,698	2.42%
Clothing & Clothing Accessories Stores	2,198,523	1.07%	141,286	1.41%
Real Estate	2,194,000	1.06%	84,424	0.84%
Amusement, Gambling and Recreation Industries	1,942,407	0.94%	142,136	1.41%
Merchant Wholesalers-Non Durable Goods	1,850,977	0.90%	200,491	1.99%
Transportation Equipment Manufacturing	1,803,699	0.87%	101,578	1.01%
Hospitals	1,803,179	0.87%	58,297	0.58%
Sporting Goods/Books/Hobby/Music Stores	1,766,073	0.86%	134,228	1.34%
Insurance Carriers and Related Activities	1,656,859	0.80%	83,427	0.83%
Construction of Buildings	1,653,262	0.80%	111,142	1.11%
General Merchandise Stores	1,511,641	0.73%	216,330	2.15%
Telecommunications	1,145,208	0.56%	36,220	0.36%
Electronics/Appliance Stores	1,130,941	0.55%	90,414	0.90%
Other	14,715,274	7.15%	997,802	9.92%

Total	$206,273,581	100.00%	10,056,567	100.00%

Lease Expirations

March 31, 2008

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2008	67	278,726	7.88%	$7,887,491	$28.30	7.73%
2009	105	490,217	13.87%	13,345,389	27.22	13.07%
2010	107	851,807	24.09%	25,444,487	29.87	24.92%
2011	87	532,948	15.07%	16,409,343	30.79	16.07%
2012	49	312,054	8.83%	8,698,146	27.87	8.52%
2013 and thereafter	99	1,069,780	30.26%	30,307,827	28.33	29.69%

	514	3,535,532	100.00%	$102,092,683	$28.88	100.00%

Medical Office:
2008	36	97,623	8.41%	$3,071,255	$31.46	8.42%
2009	44	124,737	10.74%	3,820,327	30.63	10.48%
2010	49	175,573	15.12%	5,681,641	32.36	15.58%
2011	59	222,195	19.14%	7,055,282	31.75	19.35%
2012	39	134,571	11.59%	4,496,525	33.41	12.33%
2013 and thereafter	95	406,310	35.00%	12,343,719	30.38	33.84%

	322	1,161,009	100.00%	$36,468,749	$31.41	100.00%

Retail:
2008	28	149,259	8.20%	$1,293,297	$8.66	4.14%
2009	43	148,265	8.14%	3,194,906	21.55	10.22%
2010	53	309,244	16.98%	5,457,572	17.65	17.45%
2011	29	154,408	8.48%	2,760,673	17.88	8.83%
2012	39	168,906	9.27%	3,252,230	19.25	10.40%
2013 and thereafter	91	891,184	48.93%	15,315,708	17.19	48.96%

	283	1,821,266	100.00%	$31,274,386	$17.17	100.00%

Industrial:
2008	52	451,219	12.75%	$4,727,195	$10.48	12.97%
2009	56	648,711	18.33%	6,540,638	10.08	17.95%
2010	55	365,627	10.33%	4,033,344	11.03	11.07%
2011	43	486,995	13.76%	4,180,846	8.58	11.47%
2012	28	471,241	13.32%	5,004,003	10.62	13.73%
2013 and thereafter	50	1,114,967	31.51%	11,951,737	10.72	32.81%

	284	3,538,760	100.00%	$36,437,763	$10.30	100.00%

Total:
2008	183	976,827	9.71%	$16,979,238	$17.38	8.23%
2009	248	1,411,930	14.04%	26,901,260	19.05	13.04%
2010	264	1,702,251	16.93%	40,617,044	23.86	19.69%
2011	218	1,396,546	13.89%	30,406,144	21.77	14.74%
2012	155	1,086,772	10.81%	21,450,904	19.74	10.40%
2013 and thereafter	335	3,482,241	34.62%	69,918,991	20.08	33.90%

	1,403	10,056,567	100.00%	$206,273,581	$20.51	100.00%

*	Annualized Rent is as of March 31, 2008 rental revenue (cash basis) multiplied by 12.

2007 Acquisition and Disposition Summary

as of March 31, 2008

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	March 31, 2008 Leased Percentage	Investment
6100 Columbia Park Road	Landover, MD	February 22, 2008	150,000	78%	78%	$11,200

		Total	150,000			$11,200

2008 Development Summary

as of March 31, 2008

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
The Clayborne Apartments	74 units & 2,700 sq ft. retail	15%	$36,300	[1,3]	$34,853	[1,3]	Complete
Alexandria, VA

Dulles Station Phase II	360,000 sq ft office		TBD		$24,748	[1,2]	TBD
Herndon, VA

		Total	$36,300		$59,601

[1]	Includes land cost.
[2]	Dulles Station Phase II cost includes land allocation of $16.1M and allocation of the parking garage structure of 7.2M.
[3]	Includes approximately $6.2M of construction costs for the garage to benefit our 800 South Washington Street shopping center.

Schedule of Properties

March 31, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Blvd	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	289,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000

Subtotal				3,754,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000

Subtotal				1,186,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase[1]	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

[1]	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

March 31, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003[2]	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000

Subtotal (2,399 units)				2,106,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	92,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,931,000

TOTAL				12,999,000

*	Multifamily buildings are presented in gross square feet.
[2]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

March 31, 2008

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO)—The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.